UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                December 27, 2007


                                  ULTICOM, INC.
             (Exact name of registrant as specified in its charter)


         NEW JERSEY                  0-30121                     22-2050748
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


                                1020 Briggs Road,
                            Mount Laurel, New Jersey
                                      08054
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (856) 787-2700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) On December 27, 2007, Yaacov Koren tendered his resignation as a member of the Board of Directors of Ulticom, Inc. (the "Company"), effective immediately. Mr. Koren has also resigned from his position as Managing Director of Comverse Investments Ltd., an investment division of Comverse Technology, Inc., the Company's majority stockholder. The Company expressed its appreciation to Mr. Koren for his valuable service and contributions to the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           ULTICOM, INC.

Date: January 3, 2008                      By: /s/ Shawn Osborne
                                               --------------------------------
                                               Name: Shawn Osborne
                                               Title: Chief Executive Officer































                                       3